UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2010

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of The PBSJ Corporation, a Florida corporation (the “Company”), approved Change-in-Control Severance Agreements (the “Agreements”) to be entered into between the Company and four of its named executive officers, Messrs. Robert Paulsen, Donald Vrana, Wayne Overman and Benjamin Butterfield (each an “Executive”). The Agreements provide that if, within the two-year period following a change-in-control of the Company (as defined in the Agreements), the Executive (i) is terminated by the Company other than for cause (as defined in the Agreements), death or disability (as defined in the Agreements), or (ii) terminates his employment with the Company for good reason (as defined in the Agreements), the Executive will be entitled to receive a lump-sum severance benefit within 30 days of the Executive’s termination in an amount equal to 200% of the Executive’s base salary plus an amount equal to the Executive’s target annual bonus amount (as defined in the Agreements), each as in effect on the day prior to the change in control. Additionally, under such circumstances, the Executive will also be entitled to receive continued health and welfare benefits for a period of one year or, if earlier, until re-employed and covered for similar benefits, a continued car allowance for a period of one year or, if earlier, until re-employed, outplacement services for up to a six-month period, provided that the cost for such services shall not exceed $20,000, and all the outstanding stock options, restricted stock or other equity awards granted by Company to the Executive will immediately become vested.

The Agreements have an initial term of two years and, beginning on the one-year anniversary of their execution, automatically extend for successive one-year terms unless the Company provides notice to the Executive at least 60 days prior to the anniversary date that an Agreement will not be automatically extended.

The foregoing description of the Agreements is not complete and is qualified in its entirety by the Form of Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Change-in-Control Severance Agreement between The PBSJ Corporation and the executive named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: June 7, 2010	By:	/s/ Benjamin P. Butterfield
		Name:	Benjamin P. Butterfield
		Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

10.1	Form of Change-in-Control Severance Agreement between The PBSJ Corporation and the executive named therein.

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